                                                                   EXHIBIT 10.12

                                    AMENDED

                               LICENSE AGREEMENT


                                    between


                         DIGITAL EQUIPMENT CORPORATION



                                      and



                      INTELECT VISUAL COMMUNICATIONS CORP.
               Formerly Known As Mosaic Information Technologies


                                      for



                         VIDEO CONFERENCING TECHNOLOGY





                         AGREEMENT #            QR-CLDD2-23
                                       -------------------------------
                       EFFECTIVE DATE
                                              November 6, 1997
                                       -------------------------------
                                       (On the Date of Last Signature)




DIGITAL CONFIDENTIAL                   1                        NOVEMBER 5, 1997

                               TABLE OF CONTENTS


RECITALS

ARTICLE 1: RESOLUTION OF DISPUTES

                        AMENDED CONTINUING LICENSE TERMS

ARTICLE 2: DEFINITIONS

ARTICLE 3: TITLE AND LICENSE GRANTS

ARTICLE 4: CONFIDENTIALITY

ARTICLE 5: TECHNICAL ASSISTANCE

ARTICLE 6: ROYALTY PAYMENTS

ARTICLE 7: PAYMENT, REPORTS AND RECORDS

ARTICLE 8: DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

ARTICLE 9: INDEMNITY

ARTICLE 10: TERM AND TERMINATION

ARTICLE 11: PUBLICITY

ARTICLE 12: REPRESENTATIONS AND UNDERSTANDINGS

ARTICLE 13: GENERAL


APPENDIX A: DESCRIPTION OF LICENSED TECHNOLOGY

APPENDIX B: DEFINITION OF IVC LICENSED PRODUCT(S)

APPENDIX C: LEGAL REQUIREMENTS FOR END USER AGREEMENTS

APPENDIX D: FORMAT OF PAYMENT REPORT





DIGITAL CONFIDENTIAL                   2                        NOVEMBER 5, 1997

                                    AMENDED
                               LICENSE AGREEMENT
                                    between
                         DIGITAL EQUIPMENT CORPORATION
                                      and
                      INTELECT VISUAL COMMUNICATIONS CORP.
            Formerly Known As Mosaic Information Technologies, Inc.

This AMENDED LICENSE AGREEMENT, dated and effective on the date of the last signature noted on the Signature Page (the "EFFECTIVE DATE") is entered into by and between Digital Equipment Corporation, a Massachusetts corporation with principal offices at 111 Powdermill Road, Maynard, Massachusetts, 01754 ("DIGITAL"), and Intelect Visual Communications Corp., a Delaware corporation, with offices at 1100 Executive Drive, Richardson , Texas 75081 and formerly known as Mosaic Information Technologies ("IVC").

                                    RECITALS

DIGITAL and Mosaic Information Technologies entered into a License Agreement dated as of June 13, 1996 with respect to certain DIGITAL proprietary video conferencing technology ( the "ORIGINAL LICENSE AGREEMENT"); and

Mosaic Information Technologies was acquired and merged into IVC; and

Disputes have arisen between DIGITAL and IVC with respect to the negotiation of the ORIGINAL LICENSE AGREEMENT and DIGITAL's and IVC's performance and license fee payments under the terms of the ORIGINAL LICENSE AGREEMENT; and

DIGITAL sent notice of termination of the ORIGINAL LICENSE AGREEMENT to IVC on April 23, 1997; and

DIGITAL and IVC desire to resolve all disputes between them and to amend and restate the terms and conditions of and to reinstate the license authority on a non-exclusive basis only by executing this Amended License Agreement which shall hereafter be referred to as the AMENDED LICENSE AGREEMENT and which AMENDED LICENSE AGREEMENT shall amend, restate and supersede the ORIGINAL LICENSE AGREEMENT; and

DIGITAL and IVC desire to terminate the Non-Disclosure Agreement between them dated June 1, 1997.

NOW THEREFORE, in consideration of the mutual promises set forth herein, the resolution of all subsisting disputes in connection with the ORIGINAL LICENSE AGREEMENT, IVC's payment of the INITIAL ROYALTY PAYMENT and any future ROYALTIES provided for at Article 6 hereof and IVC's payment for a portion of and the disposition of the remainder of the products and components inventory as directed by DIGITAL, DIGITAL and IVC agree as follows:





DIGITAL CONFIDENTIAL                   3                        NOVEMBER 5, 1997

                       ARTICLE 1 - RESOLUTION OF DISPUTES

1.01 IVC agrees that the DIGITAL INTELLECTUAL PROPERTY RIGHTS and the LICENSED TECHNOLOGY provided by DIGITAL under the terms of the ORIGINAL LICENSE AGREEMENT were received and accepted and that although the adequacy of delivery has been in dispute, upon the execution of this AMENDED LICENSE AGREEMENT, DIGITAL has no further obligations to deliver any tangible property (including but not limited to products or components) or intangible property (including but not limited to know-how, consulting or other services) to IVC under this AMENDED LICENSE AGREEMENT or the ORIGINAL LICENSE AGREEMENT.

1.02 IVC represents and agrees that, in connection with the negotiation and execution of this AMENDED LICENSE AGREEMENT, DIGITAL has made no representations of or suggestions about the existence or possibility of future business opportunities either with DIGITAL or with any DIGITAL subsidiary, affiliate, dealer, broker or representative or with any public or private enterprise or agency with whom DIGITAL or any DIGITAL subsidiary, affiliate, dealer, broker or representative may do business now or in the future to induce IVC to enter into this AMENDED LICENSE AGREEMENT and that IVC is familiar with the market for any tangible or intangible product which IVC may develop from the DIGITAL INTELLECTUAL PROPERTY RIGHTS and the LICENSED TECHNOLOGY.

1.03 IVC represents and agrees that, in connection with the negotiation and execution of this AMENDED LICENSE AGREEMENT, DIGITAL has made no representation or warranty with respect to the quality, characteristics or functionality of the DIGITAL INTELLECTUAL PROPERTY RIGHTS or the LICENSED TECHNOLOGY including but not limited to whether it is error-free or will operate in accordance with the performance requirements of IVC or any of its licensees or transferees. IVC AGREES THAT THERE ARE NO EXPRESS AND IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONE HAVE BEEN CREATED BY THE COURSE OF DEALINGS BETWEEN IVC AND DIGITAL WITH RESPECT TO THE PERFORMANCE OF THE ORIGINAL LICENSE AGREEMENT OR WITH RESPECT TO THE NEGOTIATION OR EXECUTION OF THIS AMENDED LICENSE AGREEMENT.

1.04 IVC and DIGITAL agree that all license fees paid prior to the date of this AMENDED LICENSE AGREEMENT shall be retained by DIGITAL and that on the execution of this AMENDED LICENSE AGREEMENT IVC shall have no further obligation to pay the license fees allegedly due to DIGITAL from IVC under the terms of the ORIGINAL LICENSE AGREEMENT or license fees which would have become due in the future under the ORIGINAL LICENSE AGREEMENT. The license fees paid by IVC to DIGITAL prior to the date of this AMENDED LICENSE AGREEMENT, however, shall NOT be credited against any ROYALTY payments reserved to DIGITAL under the terms of Article 6 of this AMENDED LICENSE AGREEMENT.

1.05 IVC ordered and DIGITAL delivered certain product and component inventory to IVC subsequent to the execution of the ORIGINAL LICENSE AGREEMENT about which there are disputes. IVC agrees that it accepted a part of the product and component inventory delivered and represents that it rejected a part of the product and component inventory delivered by DIGITAL as non-conforming and damaged. DIGITAL and IVC agree that IVC has accepted and sold, used or placed in inventory, products and components for which it is obligated to and agrees to pay DIGITAL the sum of ONE HUNDRED TWENTY TWO THOUSAND ONE HUNDRED AND FORTY THREE U.S. DOLLARS (U.S. $122,143.00). IVC shall pay said sum contemporaneously with the execution of this AMENDED LICENSE AGREEMENT. IVC represented that it has rejected and refused to pay for product and component inventory which the parties agree originally had a value of One Hundred Fifty Four Thousand Five Hundred Twenty Eight U.S. Dollars (U.S.$154,528.00) and DIGITAL has agreed to such rejection in good





DIGITAL CONFIDENTIAL                   4                        NOVEMBER 5, 1997
         faith. IVC agrees to act on DIGITAL's behalf and at DIGITAL's direction to either (a) engage an equipment salvage broker to acquire or dispose of the rejected product and component inventory at a price and upon terms acceptable to DIGITAL, (b) return the rejected product and component inventory to DIGITAL or (c) destroy it and certify such destruction.

1.06 In consideration of DIGITAL's execution of this AMENDED LICENSE AGREEMENT, IVC agrees that it shall and does hereby release, forgive and forever discharge DIGITAL and each of DIGITAL's present and former subsidiaries, affiliates, officers, directors, agents, employees, servants, and representatives, as well as the respective heirs, personal representatives, successors and assignees of DIGITAL and each of DIGITAL's present and former subsidiaries, affiliates, officers, directors, agents, employees, servants and representatives (collectively, the "Digital Released Parties") from any and all claims, demands, actions, causes of action, suits, accounts, offsets and other liability of any kind or character whatsoever, in law, equity and otherwise, known, suspected or unknown, disclosed or undisclosed, resulting from any act, omission, representation or agreement prior to the date of this AMENDED LICENSE AGREEMENT arising with respect to the terms, conditions, subject matter, events, circumstances, relationships, performance or non-performance of the ORIGINAL LICENSE AGREEMENT, any communications, negotiations, understandings or undertakings related thereto or to the DIGITAL INTELLECTUAL PROPERTY RIGHTS or the LICENSED TECHNOLOGY, or under any expressed or implied warranty with respect to the INTELLECTUAL PROPERTY RIGHTS or the LICENSED TECHNOLOGY which IVC now has or ever has had against the Digital Released Parties, including but not limited to those relating to the quality, functionality or fitness of the DIGITAL INTELLECTUAL PROPERTY RIGHTS or the LICENSED TECHNOLOGY or relating to the existence of business opportunities for IVC and its video conferencing products. IVC also agrees not to commence, join in, prosecute or participate, unless obligated to participate by legal process, in any suit or other proceeding which is adverse to the Digital Released Parties, individually and collectively, from any fact, circumstance or other thing which exists or occurred as of the date of, or prior to the date of, the execution of this AMENDED LICENSE AGREEMENT whether or not IVC knows or could know of such fact, circumstance or other thing.

1.07 In consideration of and upon IVC's execution of this AMENDED LICENSE AGREEMENT DIGITAL agrees that it shall and does hereby release, forgive and forever discharge IVC and each of IVC's present and former subsidiaries, affiliates, officers, directors, agents, employees, servants, representatives, as well as the respective heirs, personal representatives, successors and assignees of IVC and each of IVC's present and former subsidiaries, affiliates, officers, directors, agents, employees, servants and representatives (collectively, the "IVC Released Parties") from any and all claims, demands, actions, causes of action, suits, accounts, offsets and other liability of any kind or character whatsoever, in law, equity and otherwise, known, suspected or unknown, disclosed or undisclosed, arising from IVC's alleged obligation to pay license fees, and in particular its alleged obligation to pay any guaranteed non-refundable license fees which DIGITAL now has, would have or ever has had against IVC under the terms of the ORIGINAL LICENSE AGREEMENT ONLY. DIGITAL also agrees not to commence, join in, prosecute or participate, unless obligated to participate by legal process, in any suit or other proceeding which is adverse to the IVC Released Parties, individually and collectively, with respect to any claim released hereby. Nothing contained herein shall be construed to release, discharge or waive any IVC obligation or DIGITAL right with respect to IVC's obligations to protect DIGITAL INTELLECTUAL PROPERTY and LICENSED TECHNOLOGY, to maintain Confidentiality, to notify any end user of DIGITAL INTELLECTUAL PROPERTY RIGHTS in portions of the HARDWARE, SOFTWARE and IVC LICENSED PRODUCT(S), to prohibit and enforce the prohibition against reverse engineering, reverse compilation, disassembly or decomposition of the SOFTWARE or to disclaim and to limit DIGITAL's liability, or any other IVC obligation under the ORIGINAL LICENSE AGREEMENT other than the payment of license fees contained in Article 5 thereof. Payment of the remaining balance of $2,550,000





DIGITAL CONFIDENTIAL                   5                        NOVEMBER 5, 1997
         outlined in Article 5 of the ORIGINAL LICENSE AGREEMENT is released, forgiven, and forever discharged and any future payments shall be governed by the terms of Articles 6 and 7 hereof. Nothing contained herein shall be construed to alter, amend, diminish, waive or discharge any obligation IVC may have to DIGITAL under the terms and conditions of this AMENDED LICENSE AGREEMENT.

1.08 DIGITAL and IVC agree that the Non-Disclosure Agreement between them dated as of June 1, 1997 shall terminate and be of no further force nor effect and DIGITAL and IVC waive any notice or other technical requirements contained therein which were intended as conditions precedent to such termination.

                        AMENDED CONTINUING LICENSE TERMS

                            ARTICLE 2 - DEFINITIONS

As used in this AMENDED LICENSE AGREEMENT, the following terms shall have the meanings set forth below:

2.01 DIGITAL INTELLECTUAL PROPERTY RIGHTS shall mean DIGITAL's rights in its SPINBLASTER BOARD DESIGN and DECSpin SOFTWARE including:

         2.01.01 all rights, title interests in all Letters Patent, including any re-issue, division, continuation or continuation-in-part applications throughout the world now or hereafter filed;

         2.01.02 all rights, title and interests in all trade secrets, and all trade secret rights arising under common law, state law, federal law and laws of foreign countries;

         2.01.03 all rights, title and interests in all mask work rights, all copyrights and all other literary property and author rights, whether or not copyrightable, throughout the world; and

         2.01.04 all rights, title and interests in all know-how and show-how whether or not protected by patent, copyright or trade secret.

2.02 DECSpin SOFTWARE shall mean the computer program defined in Appendix A.

2.03     OBJECT FILES shall mean the object code version of the DECSpin
         SOFTWARE.

2.04     SOURCE FILES shall mean the source code version of the DECSpin
         SOFTWARE.

2.05 SPECIFICATION shall mean the specification of the DECSpin SOFTWARE defined in Appendix A.

2.06 SPINBLASTER BOARD DESIGN shall mean the DIGITAL design (DIGITAL drawing number AV320), all other existing drawings, specifications, circuit schematics, logic diagrams, parts lists and process outlines relating thereto and all board products, including notes on the design of a PCMCIA board product, provided by DIGITAL to IVC.

2.07 LICENSED TECHNOLOGY shall mean the DECSpin SOFTWARE, any modifications of the code in the DECSpin SOFTWARE, SPECIFICATION, and SPINBLASTER BOARD DESIGN, taken in whole or in part.





DIGITAL CONFIDENTIAL                   6                        NOVEMBER 5, 1997

2.08 SOFTWARE shall mean all software and documentation developed by IVC that incorporates any code or modifications to the code from the LICENSED TECHNOLOGY.

2.09 HARDWARE shall mean all hardware products developed by IVC that incorporate the SPINBLASTER BOARD DESIGN or any part thereof.

2.10     IVC LICENSED PRODUCT(S) shall mean the products defined in APPENDIX B.

2.11 END USER AGREEMENT shall mean an agreement between IVC and an end user, which shall incorporate all of the requirements listed in Appendix C. An end user is a third party authorized by IVC to use IVC LICENSED PRODUCTS for its internal business, with no right to further distribute or license IVC LICENSED PRODUCTS.

2.12 IVC INTELLECTUAL PROPERTY RIGHTS shall mean IVC's rights in SOFTWARE and HARDWARE, including:

         2.12.01 All rights, title interests in all Letters Patent, including any re-issue, division continuation or continuation-in-part applications throughout the world now or hereafter filed;

         2.12.02 All rights, title and interests in all trade secrets, and all trade secret rights arising under common law, state law, federal law and laws of foreign countries;

         2.12.03 All rights, title and interests in all mask work rights, all copyrights and all other literary property and author rights, whether or not copyrightable, throughout the world; and

         2.12.04 All rights, title and interests in all know-how and show-how whether or not protected by patent, copyright or trade secret.

2.13 IT IS UNDERSTOOD AND AGREED THAT NOTHING CONTAINED IN THIS AMENDED LICENSE AGREEMENT, INCLUDING THE RECITAL AND DEFINITION OF DIGITAL INTELLECTUAL PROPERTY RIGHTS, DECSpin SOFTWARE, OBJECT FILES, SOURCE FILES, LICENSED TECHNOLOGY, AND SPINBLASTER BOARD DESIGN, SHALL BE CONSTRUED TO OBLIGATE DIGITAL TO DELIVER TO IVC ANY ADDITIONAL INTELLECTUAL PROPERTY RIGHTS, DECSpin SOFTWARE, OBJECT FILES, SOURCE FILES, LICENSED TECHNOLOGY, OR SPINBLASTER BOARD DESIGN. IVC AGREES THAT DIGITAL HAS MADE NO PROMISE OR REPRESENTATION THAT IT HAS OR WILL DELIVER ANY ADDITIONAL INTELLECTUAL PROPERTY RIGHTS, DECSpin SOFTWARE, OBJECT FILES, SOURCE FILES, LICENSED TECHNOLOGY, OR SPINBLASTER BOARD DESIGN AND THAT NOTWITHSTANDING THE DISPUTE BETWEEN THEM, DIGITAL HAS DELIVERED ALL THAT IT WILL.

                      ARTICLE 3 - TITLE AND LICENSE GRANTS

3.01     Subject to the license granted to IVC as expressly set forth in this
         Article 3, DIGITAL shall own and shall retain all rights, title and interests in DIGITAL INTELLECTUAL PROPERTY RIGHTS and the LICENSED TECHNOLOGY.

3.02 Subject to the payment of the ROYALTY set forth in Article 6, DIGITAL grants to IVC a non-exclusive, non- transferable, license under DIGITAL INTELLECTUAL PROPERTY RIGHTS, to:





DIGITAL CONFIDENTIAL                   7                        NOVEMBER 5, 1997

         3.02.01 modify SOURCE FILES for the sole purpose of developing SOFTWARE only for use on or with IVC LICENSED PRODUCT(S);

         3.02.02 merge the modified or unmodified SOURCE FILES into other software for the sole purpose of developing SOFTWARE only for use on or with IVC LICENSED PRODUCT(S);

         3.02.03 use and copy the OBJECT FILES for the sole purpose of developing SOFTWARE for use only on or with IVC LICENSED PRODUCT(S);

         3.02.04 copy SOFTWARE in executable code form only, solely to manufacture IVC LICENSED PRODUCT(S); and

         3.02.05 copy into IVC's end user documentation only those parts of SPECIFICATION that are necessary for the end user to effectively use IVC LICENSED PRODUCTS and to distribute such user documentation only with IVC LICENSED PRODUCTS.

3.03 Subject to the payment of the ROYALTY set forth in Article 6, DIGITAL grants to IVC a NON-EXCLUSIVE, non-transferable license under DIGITAL's copyright, trade secret and know-how rights only (AND IVC ACKNOWLEDGES AND AGREES THAT SAID GRANT IS NON-EXCLUSIVE) to:

         3.03.01 use, adapt and modify SPINBLASTER BOARD DESIGN for the sole purpose of developing HARDWARE for use only with IVC LICENSED PRODUCTS;

         3.03.02 manufacture, directly or through contractors, HARDWARE solely for use with IVC LICENSED PRODUCTS worldwide; and

         3.03.03 sell, rent, and/or lease HARDWARE solely for use with IVC LICENSED PRODUCTS worldwide.

3.04 Subject to the payment of the ROYALTY set forth in Article 6, DIGITAL grants to IVC a non-exclusive, non-transferable, license under DIGITAL's patent rights to:

         3.04.01 use SPINBLASTER BOARD DESIGN for the sole purpose of developing HARDWARE;

         3.04.02   make, directly or through contractors, HARDWARE worldwide;
                   and

         3.04.03   sell HARDWARE worldwide.

3.05 Subject to the payment of the ROYALTY set forth in Article 6, DIGITAL grants to IVC a non-exclusive, non-transferable, license under DIGITAL INTELLECTUAL PROPERTY RIGHTS only to:

         3.05.01 distribute IVC LICENSED PRODUCT(S) worldwide directly to end users; and

         3.05.02 distribute IVC LICENSED PRODUCT(S) worldwide indirectly through distributors, provided each of such distributors has entered into a Distribution Agreement with IVC.

3.06 IVC grants DIGITAL a non-exclusive, worldwide, royalty free license, under all IVC's INTELLECTUAL PROPERTY RIGHTS to make, have made, and use for DIGITAL's own internal use all SOFTWARE and all products derived from the SOFTWARE by DIGITAL for its





DIGITAL CONFIDENTIAL                   8                        NOVEMBER 5, 1997
         own internal use. IVC shall provide to DIGITAL, on a mutually agreed upon medium, all SOFTWARE, in source code form, within fifteen (15) days after the time such SOFTWARE is incorporated into IVC LICENSED PRODUCT(S) or is otherwise available for transfer to DIGITAL. The SOFTWARE will be provided by IVC on an "AS IS" basis and without warranty or representation of the quality, characteristics or functionality of the SOFTWARE including but not limited to whether it is error-free or will operate in accordance with the performance requirements of DIGITAL or any of its licensees or transferees.

                          ARTICLE 4 - CONFIDENTIALITY

4.01 IVC agrees to maintain the LICENSED TECHNOLOGY confidential and not to disclose the LICENSED TECHNOLOGY to any third party, except as provided herein, without the prior written consent of DIGITAL, nor use the LICENSED TECHNOLOGY for any purposes other than as authorized herein.

4.02 IVC shall not be obligated to maintain confidential that part of the LICENSED TECHNOLOGY which:

         4.02.01 is or becomes known to the public, other than by breach of an agreement;

         4.02.02 is communicated by DIGITAL to a third party free of any obligation of confidence;

         4.02.03 is information which IVC can demonstrate was developed by it independently; or

         4.02.04 is information that was in IVC's possession without confidentiality restriction prior to disclosure by DIGITAL.

4.03 IVC shall provide access to LICENSED TECHNOLOGY to its employees or contractors only on a need-to-know basis in order to exercise its license hereunder, and shall require such employees or contractors to comply with the confidentiality provisions of this Article.

4.04 IVC shall keep clear and accurate records with respect to the type, serial number and location of each designated computer on which a complete or partial copy of the SOURCE FILES are installed and shall make such records available to DIGITAL upon request.

4.05 IVC shall only make no more than ten (10) archival copies of the LICENSED TECHNOLOGY without the written authorization of DIGITAL.

4.06 Except as provided herein, IVC may not otherwise copy, duplicate, or reproduce the LICENSED TECHNOLOGY, or permit others to copy, duplicate or reproduce the LICENSED TECHNOLOGY.

                        ARTICLE 5 - TECHNICAL ASSISTANCE

5.01 DIGITAL shall have no obligation to provide IVC with any technical assistance. Upon IVC's written request to DIGITAL for technical assistance, DIGITAL may, in its sole discretion, provide IVC the requested technical assistance at DIGITAL's commercial rates then in effect under a separate agreement.

                          ARTICLE 6 - ROYALTY PAYMENTS

6.01 In consideration of the rights previously granted to IVC under the ORIGINAL LICENSE AGREEMENT and the rights granted to IVC under this AMENDED LICENSE AGREEMENT,





DIGITAL CONFIDENTIAL                   9                        NOVEMBER 5, 1997

         IVC agrees to pay DIGITAL, Royalty ("ROYALTY") calculated on NET QUANTITY (as defined below) as follows:

         6.01.01 On each unit of Type I IVC LICENSED PRODUCT described at Appendix B, attached hereto, that is SOLD by IVC, a royalty of FIVE HUNDRED U.S. DOLLARS (U.S. $500.00).

         6.01.02 On each unit in excess of a total of ten (10) units of Type I IVC LICENSED PRODUCT, described at Appendix B, attached hereto, USED by IVC, a royalty of FIVE HUNDRED U.S. DOLLARS (U.S. $500.00).

         6.01.03 On each unit of Type II IVC LICENSED PRODUCT described at Appendix B, attached hereto, that is SOLD by IVC, a royalty of ONE THOUSAND U.S. DOLLARS (U.S. $1000.00).

         6.01.04 On each unit in excess of a total of four (4) units of Type II IVC LICENSED PRODUCT described at Appendix B, attached hereto, USED by IVC, a royalty of ONE THOUSAND U.S. DOLLARS (U.S. $1000.00).

6.02 USE or USED shall mean the use by IVC for purposes other than testing the unit of the IVC LICENSED PRODUCT itself. IVC may USE ten (10) units of Type I IVC LICENSED PRODUCT and four (4) units of Type II IVC LICENSED PRODUCT during the life of this AMENDED LICENSE AGREEMENT, without paying ROYALTY on any of those units. After this, IVC shall pay ROYALTY on each additional unit the first time it is USED at rates specified in Article 6.01. IVC will not be obligated to pay ROYALTY more than once on any unit USED.

6.03 SOLD or SALE(S), of any IVC LICENSED PRODUCT(S), shall mean any IVC LICENSED PRODUCT that is leased, sold, exported or otherwise disposed of for revenue or demonstration purposes by IVC anywhere in the world. The SALE shall be deemed to have occurred on the date it is shipped or invoiced by IVC, whichever is earlier.

6.04 NET QUANTITY in a Payment Period, for the purpose of determining IVC's ROYALTY obligation, shall mean the number of units of IVC LICENSED PRODUCTS first USED during the Payment Period plus the number of units of IVC LICENSED PRODUCT(S) SOLD less the number returned and accepted for return by IVC during that Payment Period.

6.05 IVC agrees that it will market and support the IVC LICENSED PRODUCTS for at least one year from the EFFECTIVE DATE of this AMENDED LICENSE AGREEMENT. IVC has made no representations to DIGITAL regarding any future sales prospects for IVC LICENSED PRODUCTS or any future ROYALTY payments and there is no agreement that either will reach a certain level.

6.06 All payments specified herein shall be made in lawful currency of the United States of America. Any ROYALTY shall be paid to DIGITAL in the full amount calculated in accordance with this Article 6 and shall not be reduced for any reason, including foreign withholding taxes attributable to either party, if any.

                    ARTICLE 7 - PAYMENT, REPORTS AND RECORDS

7.01 Contemporaneous with the execution of this AMENDED LICENSE AGREEMENT, IVC shall pay DIGITAL a non-refundable payment of ONE HUNDRED FIFTY THOUSAND U.S. DOLLARS (U.S.$150,000.00) ("INITIAL ROYALTY PAYMENT"). No part of the INITIAL ROYALTY PAYMENT shall be refundable for any reason, including a finding of invalidity or unenforceability as to any DIGITAL INTELLECTUAL PROPERTY RIGHTS.





DIGITAL CONFIDENTIAL                   10                       NOVEMBER 5, 1997

7.02 Within 30 days after the EFFECTIVE DATE of this AMENDED LICENSE AGREEMENT, IVC shall provide DIGITAL with a written Payment Report, in the format shown in Appendix D, signed by an officer of IVC certifying the NET QUANTITY of Type I and Type II IVC LICENSED PRODUCTS, if any, between June 13, 1996 and the EFFECTIVE DATE of this AMENDED LICENSE AGREEMENT. The ROYALTY amount calculated in accordance with Article 6 shall represent IVC's accrued ROYALTY obligation as of the EFFECTIVE DATE of this AMENDED LICENSE AGREEMENT. An amount equal to One Hundred Thousand U.S. Dollars (U.S.$100,000) of the INITIAL ROYALTY PAYMENT shall be credited first against this accrued ROYALTY obligation. In the event that this accrued ROYALTY obligation shall exceed One Hundred Thousand U.S. Dollars (U.S.$100,000), then IVC shall pay any unsatisfied amount contemporaneously with the submission of its Payment Report.

7.03 Starting with the EFFECTIVE DATE, the ROYALTY shall become due and owing to DIGITAL for each three month period ending on the last day of every September, December, March and June ("Payment Period") of each year. IVC shall pay any ROYALTY due and owing to DIGITAL for IVC's NET QUANTITY in each Payment Period, within thirty (30) days after the last day of the corresponding Payment Period ("Payment Due Date").

         7.03.01 If IVC's accrued ROYALTY obligation as of the EFFECTIVE DATE is less than One Hundred Thousand U.S. Dollars (U.S.$100,000), then the remaining balance of the One Hundred Thousand U.S. Dollars (U.S.$100,000) shall be credited against IVC's ROYALTY obligation accrued after the EFFECTIVE DATE. IVC shall pay ROYALTY accrued after the EFFECTIVE DATE in excess of such credit.

         7.03.02 IVC shall not be entitled to credit any part of the INITIAL ROYALTY PAYMENT in excess of One Hundred Thousand U.S. Dollars (U.S.$100,000) against its ROYALTY obligations accruing after the EFFECTIVE DATE for four years from the EFFECTIVE DATE of this AMENDED LICENSE AGREEMENT. If, however, IVC shall have paid its ROYALTY obligations in accordance with the terms of this AMENDED LICENSE AGREEMENT for four years from the EFFECTIVE DATE, then IVC shall be allowed to credit the entire remaining balance of the INITIAL ROYALTY PAYMENT against ROYALTY obligations accruing thereafter.

7.04 IVC shall pay interest to DIGITAL from the Payment Due Date to the actual date of payment upon any and all amounts that are overdue and payable hereunder at the rate of 2% above the prime interest rate of Citibank of New York published in THE WALL STREET JOURNAL, on the Payment Due Date. Said interest rate shall, in no event, exceed any applicable usury law limitation.

7.05     Within 30 days after the close of any Payment Period, subject only to
         Article 7.05.02, IVC shall furnish DIGITAL a report for each Payment Period ("Payment Report") certifying the NET QUANTITY of Type I and Type II IVC LICENSED PRODUCTS. Each Payment Report shall be certified by an officer of IVC and shall specify any ROYALTY payable to DIGITAL for that Payment Period pursuant to this AMENDED LICENSE AGREEMENT. The Payment Report shall be in the format of Payment Report attached hereto as Appendix D. In addition,

         7.05.01 Each Payment Report shall be in the English language and shall be submitted to DIGITAL at the address given in
                   Article 13 on or before the Payment Due Date. Payment Reports shall be required and submitted whether or not any ROYALTY has accrued during the Payment Period.

         7.05.02 If IVC shall report that the NET QUANTITY of IVC LICENSED PRODUCTS is equal to zero (0) for each of four (4) consecutive Payment Periods, IVC's obligation





DIGITAL CONFIDENTIAL                   11                       NOVEMBER 5, 1997
                   to provide Payment Reports shall be suspended and IVC shall not be obligated to submit a Payment Report until and unless it shall thereafter have USED or SOLD any quantity of IVC LICENSED PRODUCTS, in which case IVC's reporting obligation shall resume until and unless it shall once again report that the NET QUANTITY of IVC LICENSED PRODUCTS is equal to zero (0) for each of four (4) consecutive Payment Periods.

         7.05.03 IVC shall promptly furnish whatever additional information DIGITAL may reasonably request from time to time to enable DIGITAL to verify the calculation of ROYALTY due to DIGITAL.

7.06 All payments should be made either by check or electronic funds transfer in U.S. currency. If payment is made by check, each check (in U.S. currency), together with a copy of the corresponding Payment Report, in the format shown in Appendix D, shall be mailed to:

                          U. S. Cash Applications (Attention: A/R Supervisor AKO1-2/B13)
                          Digital Equipment Corporation
                          100 Nagog Park
                          Acton, MA  01720

         If the payment is made by electronic funds transfer, the funds (in U.S. currency) should be transferred to:

                          Citibank, N.A.
                          399 Park Avenue
                          New York, NY  10043
                          Account Number:  40647503
                          ABA Number:  021000089

         or to any other bank or bank account number designated by DIGITAL clearly stating this AMENDED LICENSE AGREEMENT number. For each payment, a FAX notification containing this AMENDED LICENSE AGREEMENT number, amount paid in U.S. currency, the check number or the account number from which the electronic funds transfer is made, and the date of such check or transfer, shall be sent to:

                          Director, Corporate Licensing Office
                          Digital Equipment Corporation,

         at FAX number (978) 493-9007, or any other FAX number designated by DIGITAL.

7.07 IVC shall make and retain, for at least four (4) years from the Payment Due Date, records, files and books of account containing all data reasonably required for the full computation and verification of any amounts due under this AMENDED LICENSE AGREEMENT.

7.08 IVC shall permit reasonable inspection of such records, files and books of account, not more than once in six (6) months, by an auditor appointed by DIGITAL, who shall report to DIGITAL only the amount of ROYALTY due and payable to DIGITAL. Any such inspections shall be at DIGITAL's expense; provided however, if as a result of such an inspection a deficiency in the amount of payments is determined and the deficiency exceeds ten percent (10%) of the payment actually made for the period of time investigated, then in addition to paying to DIGITAL the deficiency so determined, IVC shall pay the fees and expenses of the auditor conducting such investigation.





DIGITAL CONFIDENTIAL                   12                       NOVEMBER 5, 1997

      ARTICLE 8 - DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

8.01 Nothing contained in this AMENDED LICENSE AGREEMENT, nor in the ORIGINAL LICENSE AGREEMENT, shall be construed as a warranty or representation by DIGITAL as to:

                 (i) the validity or scope of DIGITAL INTELLECTUAL PROPERTY RIGHTS;
                 (ii)  the quality or accuracy of the LICENSED TECHNOLOGY;
                 (iii) the usefulness of the LICENSED TECHNOLOGY;
                 (iv) a requirement that DIGITAL shall file any patent application, secure any patent, or maintain any patent in force;
                 (v) an obligation to bring or prosecute actions or suits against third parties for infringement;
                 (vi) a grant by implication, estoppel, or otherwise, of any of DIGITAL INTELLECTUAL PROPERTY RIGHTS beyond those covered by the LICENSED TECHNOLOGY; and
                 (vii) a grant by implication, estoppel, or otherwise, of the right to sublicense the LICENSED TECHNOLOGY and all products derived from LICENSED TECHNOLOGY.

8.02 The LICENSED TECHNOLOGY is provided by DIGITAL on an "AS IS" basis and without warranty or representation of the quality, characteristics or functionality of the LICENSED TECHNOLOGY including but not limited to whether it is error-free or will operate in accordance with the performance requirements of IVC or any of its licensees or transferees. The LICENSED TECHNOLOGY is the same technology as DIGITAL offered or planned to offer commercially prior to the execution of the ORIGINAL LICENSE AGREEMENT. DIGITAL HEREBY DISCLAIMS AND IVC AGREES THAT IT HAS NOT RELIED ON ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.03 DIGITAL makes no warranty or representation that any making, using, licensing or other disposition of IVC LICENSED PRODUCT(S) by IVC will be free from infringement of any intellectual property rights owned by any third party, and DIGITAL shall have no obligation to defend, indemnify, or hold harmless IVC from any suit, action or claim alleging infringement of any third party's property rights. DIGITAL restates the representation contained in the ORIGINAL LICENSE AGREEMENT that it was not aware of any claim of intellectual property infringement against the LICENSED TECHNOLOGY as of June 13, 1996. DIGITAL has made no further investigation of its records since that date as to the assertion of any claim.

8.04 In no event shall DIGITAL be liable to IVC or its distributors or end users for any lost data, lost profits, incidental, consequential, special, or indirect damages arising from the use of the LICENSED TECHNOLOGY. DIGITAL's total liability arising out of the licensing of the LICENSED TECHNOLOGY for breach of this AMENDED LICENSE AGREEMENT, the ORIGINAL LICENSE AGREEMENT or for any other claim shall not exceed in total the amount of payments paid by IVC under this AMENDED LICENSE AGREEMENT ONLY. This limitation of liability shall apply regardless of the form of action, whether in contract or tort. Any action against DIGITAL must be brought within eighteen (18) months after such cause of action arises, or IVC first becomes aware of such cause of action.

8.05 IVC shall not be liable to DIGITAL for any breach of the terms of any END USER AGREEMENT unless IVC has willfully or negligently contributed to, or cooperated in the breach.





DIGITAL CONFIDENTIAL                   13                       NOVEMBER 5, 1997

8.06 IVC shall fully cooperate with DIGITAL in any action DIGITAL may bring or defend involving any third party alleged to have breached the terms of an END USER AGREEMENT or Distribution Agreement, or alleged to have infringed upon DIGITAL's rights in the LICENSED TECHNOLOGY.

                             ARTICLE 9 - INDEMNITY

9.01 Excepting only claims by third parties against DIGITAL related to DIGITAL INTELLECTUAL PROPERTY RIGHTS, IVC will hold DIGITAL harmless against all liabilities, demands, damages, expenses, or losses arising
         (i) out of use by IVC or its distributors of LICENSED TECHNOLOGY or information furnished under this AMENDED LICENSE AGREEMENT or (ii) out of any use, license, or other disposition by IVC or its distributors of IVC LICENSED PRODUCT(S).

                       ARTICLE 10 - TERM AND TERMINATION

10.01 The term of this AMENDED LICENSE AGREEMENT shall commence on the EFFECTIVE DATE and continue thereafter unless sooner terminated in accordance with this Article.

10.02 This AMENDED LICENSE AGREEMENT may be terminated by the non-defaulting party only upon the other party's default and by sending a Notice of Termination in accordance with Article 13. Any of the following constitutes a default:

         10.02.01 A party defaults in the performance or observation of any material provision or material condition on its part to be performed or observed, including a failure to make any payment due hereunder, and if such defaulting party fails to cure the default within thirty (30) days after receipt of written notice of the default from the other party;

         10.02.02 A party files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent or files any petition or answer seeking any arrangement, composition, liquidation, or dissolution under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or seeks or consents or acquiesces in the appointment of any trustee, receiver, or liquidator of all or any substantial part of its properties, or makes any general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due;

         10.02.03 A court enters an order, judgment, or decree approving a petition filed against either party seeking any arrangement, composition, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors, and such order, judgment or decree remains unvacated or unstayed for an aggregate of thirty
                   (30) days.

10.03 The termination rights provided herein shall be in addition to and not in substitution for any right to damages or injunctive relief that may be available to or exercisable by the party terminating or having the right to terminate this AMENDED LICENSE AGREEMENT, nor shall such termination rights relieve either party from liability or damage to the other party for breach of this AMENDED LICENSE AGREEMENT.

10.04 Upon termination of this AMENDED LICENSE AGREEMENT by DIGITAL, IVC shall immediately cease to use LICENSED TECHNOLOGY, HARDWARE, and SOFTWARE and shall at DIGITAL's option, either (a) return to DIGITAL within sixty (60) days of termination all drawings, specifications, other documents, software, updates and improvements provided





DIGITAL CONFIDENTIAL                   14                       NOVEMBER 5, 1997
         hereunder and all complete and partial copies and derivatives thereof, in its possession or, (b) destroy all of such material and certify such destruction to DIGITAL.

10.05 Upon termination of this AMENDED LICENSE AGREEMENT, IVC may retain the documents and software required by IVC to maintain and repair the IVC LICENSED PRODUCT(S) that have been marketed to third parties, but only for this purpose. IVC shall, at DIGITAL's option, either (a) return to DIGITAL all other documents and software not required for maintenance and repair within sixty (60) days after such expiration or termination or (b) destroy and certify the destruction of such material.

10.06 Termination or expiration of this AMENDED LICENSE AGREEMENT shall not affect licenses to use IVC LICENSED PRODUCT(S) granted by IVC under this AMENDED LICENSE AGREEMENT in good faith and for consideration prior to receiving or giving Notice of Termination.

10.07 Upon expiration or termination of this AMENDED LICENSE AGREEMENT, DIGITAL may request and IVC shall promptly provide a certificate in writing that it has not provided the IVC LICENSED PRODUCT(S) to any third party except in accordance with this AMENDED LICENSE AGREEMENT.

                             ARTICLE 11 - PUBLICITY

11.01 The existence of this AMENDED LICENSE AGREEMENT is not considered to be confidential. However, the terms of this AMENDED LICENSE AGREEMENT are considered to be the confidential information of the parties. Except as expressly provided in this AMENDED LICENSE AGREEMENT, a party shall not disclose the terms of this AMENDED LICENSE AGREEMENT (including its Appendices), or use or refer to this AMENDED LICENSE AGREEMENT or any provision of or rights granted under this AMENDED LICENSE AGREEMENT in any publicity, advertising, or promotional activity, without the written approval of the other party, except as may be required by law, or regulation, or by the order of any governmental or judicial authority.

                ARTICLE 12 - REPRESENTATIONS AND UNDERSTANDINGS

12.01 Each of the parties expressly represents and warrants that it has full power and authority to enter into this AMENDED LICENSE AGREEMENT.

12.02 Each of the parties has received independent legal advice from attorneys of their choice. Each of the parties has contributed to the drafting of this AMENDED LICENSE AGREEMENT and the parties agree that the AMENDED LICENSE AGREEMENT shall not be interpreted for or against any party on the basis that one drafted or contributed to the drafting of any provision.

12.03 DIGITAL and IVC respectively warrant and represent to each other that there has been no assignment or transfer of any of their respective rights, claims, demands, and causes of action covered by the releases contained in this AMENDED LICENSE AGREEMENT and further represent and warrant that there are no liens, or claims for liens, or assignments in law or equity of or against the claims, demands and causes of action released hereby.

12.04 DIGITAL and IVC respectively warrant and represent to each other that they have relied upon their own judgment and that of their legal counsel regarding the proper, complete and agreed upon consideration for, and terms and provisions of, this AMENDED LICENSE AGREEMENT, that they assume the risk of mistake of fact in connection with the true facts involved; and that they are not relying upon any representation made by the other party.





DIGITAL CONFIDENTIAL                   15                       NOVEMBER 5, 1997

12.05 IVC represents that it shall not use or incorporate the LICENSED TECHNOLOGY, in part or in full, or any derivatives (as defined in 17 U.S.C. Section 101 and applied under Section 106) of any copyrighted portion of the LICENSED TECHNOLOGY, in any way into any products, including any PC-based video conferencing product that enables conferencing and communications with any other video conferencing product both of which only use data compression techniques other than motion-JPEG, such as, MPEG, H.261, H.263, manifold, wavelet, fractal or any other algorithm, or any PC-based gateway product that enables communication between systems both of which only use data compression techniques other than motion-JPEG, such as, MPEG, H.261, H.263, manifold, wavelet, fractal, or any other algorithm, except IVC LICENSED PRODUCTS.

                              ARTICLE 13 - GENERAL

13.01 Neither this AMENDED LICENSE AGREEMENT nor any rights or benefits accruing hereunder shall be assigned, in whole or in part, by IVC and no duty or obligation arising hereunder shall be delegated by IVC without the written consent of DIGITAL, and any such purported assignment or delegation shall be null and void, provided, however, that DIGITAL shall not unreasonably withhold its consent to such assignment or delegation by IVC.

13.02 Nothing in this AMENDED LICENSE AGREEMENT shall be construed as making either party the agent of the other.

13.03 The failure of either party to give notice to the other party of the breach or non-fulfillment of any term, clause, provision or condition of this AMENDED LICENSE AGREEMENT shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term, clause, provision or condition of this AMENDED LICENSE AGREEMENT constitute a waiver of any other breach or non-fulfillment of that or any other term, clause, provision or condition of this AMENDED LICENSE AGREEMENT.

13.04 Notice to a party hereto shall be in writing and deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class certified or registered mail, return receipt requested, postage prepaid, or commercial overnight delivery service, at the respective addresses set forth below, or at such other address as the party to whom such notice is directed may designate from time to time by like notice in writing to the other party hereto. A notice shall be deemed to have been given on the date on which it was received.

           Notices shall be directed to DIGITAL at:

                 Director, Corporate Licensing Office
                 Digital Equipment Corporation
                 111 Powder Mill Road, MSO2-3/C11
                 Maynard, MA  01754

           Notices shall be directed to IVC at:

                 President
                 Intelect Visual Communications Corp.
                 1100 Executive Drive
                 Richardson, TX  75081

13.05 If any provision of this AMENDED LICENSE AGREEMENT is held invalid by any law, rule, order, or by the final determination of any State or Federal court, it shall not affect any other provisions of this AMENDED LICENSE AGREEMENT which can be given effect without





DIGITAL CONFIDENTIAL                   16                       NOVEMBER 5, 1997
           such invalid provision and to this extent the parties agree that the provisions of this AMENDED LICENSE AGREEMENT are and shall be severable.

13.06 IVC recognizes that the transfer of the HARDWARE, SOFTWARE, or IVC LICENSED PRODUCT(S) from one country to another if authorized hereunder, may be subject to the approval of the government of the United States of America and/or other countries that IVC might operate in, or various agencies thereof, and international control organizations in which such governments participate. DIGITAL shall have no obligation to obtain any such approvals as are required by such governments or bodies before any such transfer is effected.

13.07 IVC shall only distribute IVC LICENSED PRODUCT(S) and related materials with proper inclusion of any copyright and proprietary notices, legends, and markings. Related materials and applicable initialization and configuration screens of the IVC LICENSED PRODUCT(S) software component, shall also include such notices, legends and markings. With respect to any document or software containing a copyright notice and/or a confidential, proprietary, restricted, or similar legend, provided by DIGITAL under the ORIGINAL LICENSE AGREEMENT or this AMENDED LICENSE AGREEMENT, IVC shall agree to include or shall have its distributors include the copyright notice and/or such legend on all authorized reproductions it makes of such document or software in the same manner and location that such notice and/or legend appears in the document or software provided.

13.08 This AMENDED LICENSE AGREEMENT is governed by the laws of the Commonwealth of Massachusetts, United States of America.

13.09 This AMENDED LICENSE AGREEMENT sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions and agreements between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein. This AMENDED LICENSE AGREEMENT may not be modified, amended, or supplemented except by a document executed by a proper and duly authorized officer or representative of the party to be bound thereby.

IN WITNESS WHEREOF, the parties hereto have as of the EFFECTIVE DATE as defined above caused this AMENDED LICENSE AGREEMENT, which includes Appendices A, B, C and D to be signed in duplicate by their duly authorized representatives.

DIGITAL EQUIPMENT CORPORATION              INTELECT VISUAL COMMUNICATIONS,
                                           CORP.

/s/ Jay Zager                              /s/ Edwin Ducayet
------------------------------             -------------------------------
Signed                                     Signed

Jay Zager                                  Edwin Ducayet
------------------------------             -------------------------------
Printed or Typed                           Printed or Typed

VP, Business Development                   Treasurer
------------------------------             -------------------------------
Title                                      Title

Date:   11/6/97                            Date:     11/5/97
      ------------------------                    ------------------------




DIGITAL CONFIDENTIAL                   17                       NOVEMBER 5, 1997

                APPENDIX A - DESCRIPTION OF LICENSED TECHNOLOGY

         DECSpin SOFTWARE licensed under this AMENDED LICENSE AGREEMENT is the version of the software marketed by DIGITAL as of June 13, 1996 under the name DECSpin for Windows as delivered to IVC pursuant to the ORIGINAL LICENSE AGREEMENT. DECSpin (Digital Equipment Corporation's Sound Picture Information Network) SOFTWARE is a desk-to-desk, live audio and video conferencing application, providing real time communications between personal computers equipped with multimedia and networking options. One of the options required is the AV320 SPINblaster video conferencing board.

         The AV320 SPINblaster board licensed under this AMENDED LICENSE AGREEMENT is the version of the board marketed by DIGITAL as of June 13, 1996 under the name AV320 as delivered to IVC pursuant to the ORIGINAL LICENSE AGREEMENT. The AV320 card is a multi-functional, ISA bus-based card that provides full-duplex audio/video capture/playback with motion-JPEG compression/decompression.

         It is expressly understood and agreed that the description of the LICENSED TECHNOLOGY is for identification purposes ONLY and is not intended by DIGITAL or by IVC to constitute a representation of the character of the LICENSED TECHNOLOGY nor a warranty of the quality or fitness of the LICENSED TECHNOLOGY for any particular purpose. IVC has had the LICENSED TECHNOLOGY in its possession for more than 12 months and it is relying on its own investigation and assessment of the LICENSED TECHNOLOGY.










DIGITAL CONFIDENTIAL                   18                       NOVEMBER 5, 1997

               APPENDIX B - DEFINITION OF  IVC LICENSED PRODUCTS

IVC LICENSED PRODUCTS means only those products in which the LICENSED TECHNOLOGY, or any part thereof, is used, consisting only of the Type I and Type II categories set forth below. Royalty payments described in Article 6 will be based upon IVC LICENSED PRODUCTS only and not on any other products made by IVC.

         Type I IVC LICENSED PRODUCT:      Any PC-based video conferencing
         product that utilizes motion-JPEG video data compression, enables conferencing and communications with other video conferencing products that utilize motion-JPEG video data compression, and incorporates the LICENSED TECHNOLOGY or any part thereof.

         The Type I IVC LICENSED PRODUCT that is currently marketed by IVC as "LANscape 1.4" or "DL100." This product is a PC-based hardware and software video conferencing product that uses motion-JPEG video data compression and uses the Transmission Control Protocol/Internet Protocol ("TCP/IP") for transmission of the audio and video data.

         Type II IVC LICENSED PRODUCT:     Any  PC-based gateway product that
         enables videoconferencing on a Wide Area Network (WAN) by enabling communication between video conferencing products that utilize motion-JPEG video data compression on one side and other video conferencing products that utilize other data compression and communication protocols on the other side, and that incorporates the LICENSED TECHNOLOGY or any part thereof.

         The Type II IVC LICENSED PRODUCT that is currently marketed by IVC is "VuBridge." This is a PC-based product that enables the Type I IVC LICENSED PRODUCT to connect the IP-based, motion JPEG product to any H.320/H.261 video conferencing system via ISDN lines. This is a shared gateway resource that allows many users to connect from their IP-based local network to the Wide Area Network ("WAN"). The Type II IVC LICENSED PRODUCT translates motion JPEG compressed data into H.261-compressed data and vice-versa.

         Type II IVC LICENSED PRODUCTS also include future products that allow the Type I IVC LICENSED PRODUCTS to inter-operate with any other product that utilizes any other compression protocol than motion JPEG or any other data communications protocol than TCP/IP. (For example, the H.323 or H.324 communications protocols, the wavelet or fractal compression algorithms, etc.).

IVC LICENSED PRODUCT does not include:

Any PC-based video conferencing product that enables conferencing and communications with any other video conferencing product both of which only use data compression techniques other than motion-JPEG, such as, MPEG, H.261, H.263, manifold, wavelet, fractal or any other algorithm.

Any PC-based gateway product that enables communication between systems both of which only use data compression techniques other than motion-JPEG, such as, MPEG, H.261, H.263, manifold, wavelet, fractal, or any other algorithm.





DIGITAL CONFIDENTIAL                   19                       NOVEMBER 5, 1997

            APPENDIX C - LEGAL REQUIREMENTS FOR END USER AGREEMENTS

END USER AGREEMENTS shall, among other things, provide the following:

1. Include a clearly visible END USER AGREEMENT with each of the IVC LICENSED PRODUCT(S). End user(s) shall acquire the right to use the IVC LICENSED PRODUCT(S) only if the END USER AGREEMENT with each of the IVC LICENSED PRODUCT(S) shall be visible to, and readable by, each end user prior to the end user's use of the IVC LICENSED PRODUCT(S).

2. Specify that DIGITAL has intellectual property rights in the HARDWARE, SOFTWARE and IVC LICENSED PRODUCT(S).

3. Restrict the use of the HARDWARE, and SOFTWARE solely to IVC LICENSED PRODUCT(S).

4. Prohibit use of the HARDWARE or SOFTWARE for any purpose outside the scope of IVC LICENSED PRODUCT(S).

5. Prohibit the reverse engineering, reverse compilation, disassembly or decomposition of the SOFTWARE.

6.       Specify that title of the SOFTWARE does not pass to the end user.

7. Disclaim DIGITAL's liability for any damages, whether direct, indirect, incidental or consequential arising from the use of the IVC LICENSED PRODUCT(S).

8. Require the end user, at the termination or expiration of the END USER AGREEMENT, to discontinue use and destroy or return to IVC all associated LICENSED TECHNOLOGY and all archival or other copies of the SOFTWARE.





DIGITAL CONFIDENTIAL                   20                       NOVEMBER 5, 1997

                     APPENDIX D - FORMAT OF PAYMENT REPORT

Name of Licensee: Intelect Visual       Agreement Number:
                                                         -----------------------
                       Communications      Payment Period:
                                                         -----------------------

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
------------------------------------------------------------------------------------------------------------------------
 Model      Type of       Quantity    Royalty Free   Quantity     Quantity         NET          Royalty     Royalty
Number      Product         First       Quantity        of       of Returns     QUANTITY          Rate      Payable
           (I or II)*       USED          USED        SALES                        ***         ($/unit)      (US$)
                                           **
------------------------------------------------------------------------------------------------------------------------
                             (A)          (B)           (C)         (D)         (N)=(A-           (R)        (N) x
                                                                                 B+C-D)                      (R)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                         TOTAL ROYALTY DUE FOR THE CURRENT PAYMENT PERIOD
------------------------------------------------------------------------------------------------------------------------

* See Appendix B - DEFINITION OF IVC LICENSED PRODUCTS
** 10 Units of Type I and 4 Units of Type II over life (Article 6.02) *** See Articles 6.01, 6.02, 6.03, and 6.04.

                        ADJUSTMENT OF PREPAID ROYALTIES
                               (See Article 7.03)

------------------------------------------------------------------------------------------------------------------------
                                                                               US$
------------------------------------------------------------------------------------------------------------------------
Balance of Initial Royalty carried forward (B)
------------------------------------------------------------------------------------------------------------------------
Total Royalty due for the current Payment Period
(from the table above)                     (R)
------------------------------------------------------------------------------------------------------------------------
Net amount payable during the current Payment Period
                                           (R - B)                        Nil if  B > R
------------------------------------------------------------------------------------------------------------------------
Balance of Initial Royalty carried forward to the
next Payment Period                        (B - R)                          Nil if R>B
------------------------------------------------------------------------------------------------------------------------

If by check:                    If by electronic funds transfer:

Amount Paid: US$                Amount Transferred: US$
                 -----------                            ---------------------

Check Number:                   Name of Bank from which
             ---------------    the amount is transferred:
                                                          -------------------
Check Date:
           -----------------    Account Number transferred from:
                                                                -------------

                                Date of Transfer:
                                                         --------------------

                          Signature
                                    ------------------------------
                          Name
                                    ------------------------------
                                    (Printed or Typed)
                          Title
                                    ------------------------------
                          Date
                                    ------------------------------




DIGITAL CONFIDENTIAL                   21                       NOVEMBER 5, 1997